SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     February 16, 2006
BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163

(Commission File Number)	(IRS Employer ID Number)
2000 Daniel Island Drive, Charleston, South Carolina 29492

(Address of principal executive offices)               (Zip Code)
Registrant’s telephone number, including area code      (843) 216-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 16, 2006, Blackbaud, Inc. issued a press release reporting unaudited financial results for the quarter and year ended December 31, 2005. A copy of this press release is attached.
The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On February 16, 2006, Blackbaud, Inc. issued a press release announcing that its Board of Directors has adopted a dividend policy for 2006. Under the policy, Blackbaud declared a cash dividend of $0.07 per share payable on March 15, 2006 to stockholders of record on February 28, 2006, and announced it intends to continue to pay quarterly dividends at an annual rate of $0.28 per share for the fiscal year ending December 31, 2006. A copy of this press release is attached.
Item 9.01. Financial Statements and Exhibits.
     (c)     Exhibits

Exhibit No.	Description

99.1	Press release dated February 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: February 16, 2006	/s/ Timothy V. Williams

Timothy V. Williams, Vice President and Chief Financial Officer